SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Xtrackers S&P 500 Scored & Screened ETF (SNPE)
Xtrackers MSCI USA Selection Equity ETF (USSG)
Xtrackers MSCI USA Climate Action Equity ETF (USCA)

The following disclosure supplements the table in the “Transaction Fees” sub-section of the “Investing in the Funds” section in each fund’s prospectus:
Effective August 28, 2026, the standard creation and redemption transaction fee for the Xtrackers S&P 500 Scored & Screened ETF is $500.
Effective August 28, 2026, the standard creation and redemption transaction fee for the Xtrackers MSCI USA Selection Equity ETF is $850.
Effective August 28, 2026, the standard creation and redemption transaction fee for the Xtrackers MSCI USA Climate Action Equity ETF is $700.
The standard and maximum transaction fees for the creation or redemption of a Creation Unit are no longer paid by the Advisor for each fund.
Please Retain This Supplement for Future Reference
August 27, 2026
PROSTKR26-37